Exhibit 10.45

Amendment No. 1 to Executive Employment Agreement

This Amendment No. 1 to Executive Employment Agreement (this “Amendment”) is made and entered into as of this 10th day of January, 2023 (the “Amendment Date”), by and between HeartCore Enterprises, Inc., a Delaware corporation (the “Company”) and Keisuke Kuno (the “Executive”). The Company and Executive may be referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties are the parties to that certain Executive Employment Agreement, dated as of February 9, 2022 (the “Employment Agreement”) and now desire to amend the Employment Agreement as set forth herein, and the Employment Agreement may be amended in writing pursuant to Section 14 thereof;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Parties hereby agree as follows:

1.	Defined terms used herein without definition shall have the meanings given in the Employment Agreement.

2.	Pursuant to the provisions of Section 14 of the Employment Agreement, the Employment Agreement is hereby amended such that number “$109,100” in Section 2(a) of the Employment Agreement is hereby amended to be “$152,308”, with such amendment to be effective as of January 1, 2023. The Parties acknowledge and agree that the intent of such amendment is that the Base Salary for the Executive be increased to $152,308 per year, effective as of January 1, 2023.

3.	Other than as amended herein, the Employment Agreement shall remain in full force and effect subject to its terms. Following the Amendment Date, any reference in the Employment Agreement to the “Agreement” shall be deemed a reference to the Employment Agreement as amended by this Amendment.

4.	This Amendment shall be governed by and construed under the laws of the State of Delaware applicable to agreements made and to be performed in that State, without regard to conflicts of laws rules.

5.	This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The execution of this Amendment may be by actual signature or by signature delivered by facsimile or by e-mail as a portable document format (.pdf) file or image file attachment.

[Signatures to appear on the following page(s).]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Amendment Date.

HeartCore Enterprises, Inc.

By:	Sumitaka Yamamoto
Title:	Chief Executive Officer

Keisuke Kuno

Keisuke Kuno